UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 10, 2015

NetREIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53673	33-0841255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1282 Pacific Oaks Place, Escondido, California 92029

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 471-8536

                                 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On April 10, 2015, NetREIT, Inc., a Maryland corporation (the “Company”), and its subsidiaries NetREIT Highland, LLC, a Delaware limited liability company, NetREIT Joshua, LLC, a Delaware limited liability company, NetREIT Casa Grande LP, a California limited partnership, and NetREIT Sunrise, LLC, a Delaware limited liability company, completed the sale of 100% of the fee interest in the Sparky’s self-storage properties known as Sparky’s Highland Self Storage, 1775 N. Palm Avenue Highland, CA 92346; Sparky’s Self Storage & Car Wash, 13522 Main Street Hesperia, CA 92345; Sparky’s Self Storage Hesperia, 14400 Yucca Street Hesperia, CA 92345; Sparky’s Self Storage Lancaster, 42654 N. 10th Street West Lancaster, CA 93534; Sparky’s Self Storage Rialto, 3285 N. Locust Avenue Rialto, CA 92376; Sparky’s Self Storage Thousand Palms, 73230 Varner Road Twenty-Nine Palms, CA 92276; and Sparky’s Self Storage Palm, 16730 Walnut Street Hesperia, CA 92345 (collectively, the “Self-Storage Portfolio”) for a sale price of Thirty-Six Million Three Hundred Twenty-Five Thousand and Zero/100 Dollars ($36,325,000.00) to Sparky’s Storage 18 (CA) LP, a subsidiary of Corporate Property Associates 18 – Global Incorporated (“Buyer”), an unaffiliated third party purchaser. The entry into the agreement to sell the Self-Storage Portfolio was previously reported by the Company in a Current Report filed on February 11, 2015.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information.

The below unaudited pro forma condensed consolidated balance sheet of the Company at December 31, 2014 illustrates the estimated effect of the sale of the Self-Storage Portfolio described in Item 2.01, above, as if the sale had occurred on such date. The below unaudited pro forma condensed consolidated statements of operations for the 12 months ended December 31, 2014 (the “Pro Forma Period”) and include certain pro forma adjustments to illustrate the estimated effect of the sale of the Self-Storage Portfolio, as if such sale had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated balance sheet and statement of operations are presented for informational purposes only, and do not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the Pro Forma Period. Further, the unaudited pro forma condensed consolidated balance sheet and statement of operations should not be viewed as indicative of the Company’s financial results in the future, and they should be read in conjunction with the Company’s financial statements as filed with the Commission on Form 10-K for the year ended December 31, 2014.

(d)	Exhibits.

99.1	Purchase and Sale Agreement and Joint Escrow Instructions between NetREIT Highland, LLC, NetREIT Joshua, LLC, NetREIT Casa Grande, LP, NetREIT Sunrise, LLC, NetREIT, Inc. and Sparky’s Storage 18 (CA) LP, dated as of February 6, 2015; as amended by the First Amendment dated February 25, 2015, and the Second Amendment dated April 2, 2015.

99.2	NetREIT, Inc. and Subsidiaries Consolidated Balance Sheet.

99.3	NetREIT, Inc. and Subsidiaries Unaudited Pro Forma Statement of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETREIT, INC.

By:	/s/ Kenneth W. Elsberry
Name: Kenneth W. Elsberry
Title: Chief Financial Officer

Date: April 15, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Purchase and Sale Agreement and Joint Escrow Instructions between NetREIT Highland, LLC, NetREIT Joshua, LLC, NetREIT Casa Grande, LP, NetREIT Sunrise, LLC, NetREIT, Inc. and Sparky’s Storage 18 (CA) LP, dated as of February 6, 2015; as amended by the First Amendment dated February 25, 2015, and the Second Amendment dated April 2, 2015.

99.2	NetREIT, Inc. and Subsidiaries Consolidated Balance Sheet.

99.3	NetREIT, Inc. and Subsidiaries Unaudited Pro Forma Statement of Operations.